1ST SECURITY BANK

FS BANCORP, INC.

INVESTOR PRESENTATION

September 5, 2018


1ST SECURITY BANK

"...Build a truly great place to work and bank."

-FSBW Vision Statement

Important Additional Information and Where to Find it

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the proposed transaction, FS Bancorp intends to file a registration statement on Form S-4 with the SEC which will contain a proxy statement/prospectus to be distributed to the shareholders of Anchor in connection with their vote on the merger. Each party will also file other documents regarding the proposed transaction with the SEC. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION REGARDING THE TRANSACTION, SHAREHOLDERS OF ANCHOR ARE ENCOURAGED TO READ THE REGISTRATION STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH SEC, INCLUDING THE PROXY STATEMENT/PROSPECTUS THAT WILL BE PART OF THE REGISTRATION STATEMENT, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. The final proxy statement/prospectus will be mailed to shareholders of Anchor. Investors and security holders will be able to obtain the documents free of charge at the SEC's website, www.sec.gov. In addition, documents filed with the SEC by FS Bancorp will be available free of charge by accessing FS Bancorp's website at www.FSBWA.com or by writing FS Bancorp at 6920 220th Street SW Mountlake Terrace, WA 98043, Attention: Investor Relations or calling (425) 771-5299, or by writing Anchor at 601 Woodland Square Loop SE, Lacey, WA 98503, Attention: Corporate Secretary or calling (360) 537-1388.

FS Bancorp, Anchor, their directors, executive officers and certain other persons may be deemed to be participants in the solicitation of proxies from Anchor shareholders in favor of the approval of the merger. Information about the directors and executive officers of FS Bancorp and their ownership of FS Bancorp stock is included in the proxy statement for its 2018 annual meeting of shareholders, which was filed with the SEC on March 28, 2018. Information about the directors and executive officers of Anchor and their ownership of Anchor stock is set forth in the proxy statement for its 2017 annual meeting of shareholders, which was filed with the SEC on November 9, 2017, and also will be included in the proxy statement/prospectus for the merger. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the registration statement and the proxy statement/prospectus regarding the proposed merger when it becomes available. Free copies of this document may be obtained as described in the preceding paragraph.

Forward Looking Statements

This communication may contain certain forward-looking statements. Forward-looking statements include statements regarding anticipated future events and can be identified by the fact that they do not relate strictly to historical or current facts. They often include words such as “believe,” “expect,” “anticipate,” “estimate,” and “intend” or future or conditional verbs such as “will,” “would,” “should,” “could,” or “may.” Forward-looking statements, by their nature, are subject to risks, uncertainties and contingencies, many of which are difficult to predict and are generally beyond the control of FS Bancorp, Anchor and the combined company. A number of important factors could cause actual results to differ materially from those expressed in, or implied or projected by, such forward-looking statements. In addition to factors previously disclosed in reports filed by FS Bancorp and Anchor with the SEC, risks and uncertainties for each institution and the combined institution include, but are not limited to, the following factors: the expected cost savings, synergies and other financial benefits from the merger might not be realized within the expected time frames or at all; governmental approval of the merger may not be obtained or adverse regulatory conditions may be imposed in connection with governmental approvals of the merger; conditions to the closing of the merger may not be satisfied; the shareholders of Anchor may fail to approve the consummation of the merger; the integration of the combined company, including personnel changes/retention, might not proceed as planned; and the combined company might not perform as well as expected. All forward-looking statements included in this Report are based on information available at the time of the communication. FS Bancorp and Anchor undertake no obligation to revise or publicly release any revision or update to these forward-looking statements to reflect new information, future events or circumstances or otherwise that occur after the date on which such statements were made.

FRANCHISE OVERVIEW

- **Total Assets:** $1.1 billion (at 6/30/2018)
- **Headquartered:** Mountlake Terrace, WA
- **Branches:** 13 (Including headquarters)
- **Loan Production Offices:** 9
- **ATM Locations:** 14
- **Year Established:** 1936
- **Quarterly Dividend:** $0.14


1st Security Bank Branches
Capitol Hill, Edmonds, Hadlock, Lynnwood, Mill Creek, Overlake, Port Angeles, Port Townsend, Poulsbo, Puyallup, Sequim, Silverdale
Home Lending
Bellevue, Everett, Mill Creek, Mountlake Terrace, Port Orchard, Poulsbo, Puyallup, Tri-Cities
Administrative Center
Mountlake Terrace
Port Angeles
Sequim
Port Townsend
Hadlock
Everett
Lynnwood
Edmonds
Mill Creek
Poulsbo
Mountlake Terrace
Overlake
Capitol Hill
Bellevue
Port Orchard
Silverdale
Puyallup
Tri-Cities

EXECUTIVE MANAGEMENT

	Name	Position	Years with 1st Security Bank	Years in Industry
	Joseph Adams	*Chief Executive Officer*	15	20+
	Erin Burr	*EVP, Chief Risk Officer*	9	15+
	Matthew Mullet	*Chief Financial Officer*	6	15+
	Kelli Nielsen	*EVP, Retail Banking*	2	25+
	Robert Fuller	*Chief Credit Officer*	4	30+
	Debbie Steck	*EVP, Home Lending*	6	30+
	Dennis O'Leary	*Chief Lending Officer*	6	30+
	Vickie Jarman	*EVP, Chief Human Resources Officer*	16	15+
	Donn Costa	*EVP, Home Lending*	6	30+

CULTURE & HISTORY

Vision — Build a truly great place to work and bank

Mission — Live our Core Values and 'WOW' each other and our customers every day

Guiding Principles
- Employ smart, driven, and nice people
- Emphasis on collaboration
- Best idea wins
- Jim Collins' Good-to-Great Lessons

- **1936** — Founded in 1936 as a credit union
- **2004** — Converted to a state chartered mutual savings bank on April 1, 2004
- **2012** — Converted to a stock savings bank on July 9, 2012
- **2016** — Completed a four branch acquisition in Q1 2016 resulting in $186M in new relationship based deposits
- **2017** — Raised $27.6M in Capital ($25.6M net) w/secondary offering
- **2018** — Announced twenty-second consecutive quarterly cash dividend of $0.14 cents per share for the second quarter

ANCHOR ACQUISITION ASSUMPTIONS AND PRO FORMA

Consideration

- Fixed consideration comprised of $12.40 per share in cash and 0.2921 shares of FSBW common stock per each share of Anchor common stock
- Anchor shareholders to receive 725,585 shares of FSBW common stock and approximately $30.8 million in cash
- Pro forma ownership of approximately 84% for FSBW and 16% for Anchor shareholders
- Aggregate consideration value of $77.0 million, or $31.00 per common share (1)

Valuation and Impacts as of June 30, 2018

- Price to LTM core earnings per share of 16.2x (2)
- Price to tangible book value per share of 115%
- Immediately accretive to tangible book value per share
- Accretive to estimated EPS in 2019 (3)

Additional Transaction Details

- Closing expected in fourth quarter 2018 or early in the first quarter of 2019
- Estimated cost savings of 35% of Anchor's non-interest expense, 50% to be realized in 2019 and fully phased-in by 2020
- Aggregate fair value mark of 2.5% of gross loans, or $10.4 million
- Pre-tax one-time merger related expenses of approximately $7.3 million
- CDI of approximately 2.5% of non-maturity deposits, or $5.0 million

(1) Value of consideration based on FSBW's 10-day volume-weighted average closing price of $63.68 on July 13, 2018

(2) LTM Core EPS provided by SNL and defined as net income after taxes and before extraordinary items, less net income attributable to noncontrolling interest, gain on the sale of held to maturity and available for sale securities, amortization of intangibles, goodwill and nonrecurring items (inclusive of Q4 2017 deferred tax asset revaluations)

(3) Based on street consensus

PRO FORMA DEPOSIT FRANCHISE

County Unemployment rates – May 2018[1]


Skagit
5.0%
6.3%
Island
5.3%
Clallam
6.2%
Snohomish
3.6%
Chelan
4.8%
Jefferson
5.9%
King
3.4%
Douglas
5.2%
Kitsap
4.7%
Grays Harbor
6.5%
Mason
6.4%
Grant
6.1%
Kittitas
4.8%
Pierce
5.2%
Thurston
4.7%
Pacific
6.8%
Lewis
6.2%
Legend
4.0% or less
4.1% to 5.0%
5.1% to 6.0%
6.1% or greater

	Deposits by County[2]			
	FSBW	ANCB	Pro Forma	Branches
Snohomish	$384,160	-	$384,160	4
Clallam	131,709	-	131,709	2
King	119,056	-	119,056	2
Jefferson	77,632	-	77,632	2
Pierce	52,442	23,202	75,644	2
Kitsap	28,088	-	28,088	2
Grays Harbor	-	205,557	205,557	5
Thurston	-	80,086	80,086	2
Lewis	-	30,245	30,245	1
Total	**$793,087**	**$339,090**	**$1,132,177**	**22**

Washington State Deposit Footprint


Lynden
Bellingham
Whatcom
Lake Cowichan
North Cowichan
Central Saanich
San Juan
Anacortes
Saanich
Colwood
Victoria
Skagit
Mount Vernon
Oak Harbor
Neah Bay
Strait of Juan de Fuca
Arlington
Port Angeles
Port Townsend
Marysville
Clallam
Snohomish
Everett
Forks
Edmonds
Lynnwood
Jefferson
Shoreline
Kirkland
Seattle
Bellevue
Sammamish
Bremerton
Kitsap
Burien
Renton
King
SeaTac
Kent
Mason
Covington
Humptulips
Shelton
University Place
Tacoma
Grays Harbor
Lakewood
Enumclaw
Parkland
Pierce
Olympia
Ocean Shores
Aberdeen
Elma
Thurston
Westport
South Bend
Chehalis
Lewis
Boistfort
Ocean Park
FSBW (13)
ANCB (9)

Source: SNL Financial
Note: All dollars in thousands
(1) From Washington state Employment Security Department; data is not seasonally adjusted
(2) Deposits as of June 30, 2017

TRANSACTION HIGHLIGHTS- FINANCIALS AS OF JUNE 30, 2018

Pro forma assets of approximately $1.5 billion at close while deepening our Washington State market presence

Compelling Strategic Rationale

- Significantly expands FS Bancorp's presence throughout Western Washington
- Increases our core deposit totals and enhances our ability to attract additional core deposit funding
- Sizable transaction that further strengthens our operating scale and efficiency
- Attractive transaction valuation for a sizable opportunity within, or adjacent, to our markets
- Continues to create scarcity value and enhances our profile within highly desirable banking markets

Significant Opportunities for Continued Growth

- Acquiring more than $200 million of non-maturity deposits
- Core funding will support and fuel continued organic loan growth
- Attractive pro forma credit portfolio with reduced concentrations in consumer and one-to-four family
- Enhanced scale provides for a larger platform for growth
- Access to employees in a more balanced employment market

Attractive Financial Metrics

- Disciplined approach to pricing with attractive deal valuation metrics
- Immediately accretive to tangible book value per share at close
- Strong EPS accretion in 2019 [(1)]
- Core deposit premium of 3% [(2)]
- Leverages excess capital while maintaining strong regulatory capital ratios

(1) Based on street consensus estimates, excludes non-recurring merger related expenses
(2) Core deposits defined as total deposits less time deposits > $250 thousand

LOAN PORTFOLIO COMPOSITION AND COMPARISON

Dollars in Thousands At June 30, 2018	FSBW (2)			ANCB (2)			Pro Forma (1)		
Construction & Development	$	160,521	16.9%	$	91,249	23.0%	$	251,770	18.7%
Secured by Farmland		-	0.0%		529	0.1%		529	0.0%
1 - 4 Family Real Estate		274,417	28.9%		74,544	18.8%		348,961	26.0%
5+ Family Real Estate		47,846	5.0%		57,747	14.6%		105,593	7.9%
Commercial Real Estate		66,089	7.0%		149,521	37.7%		215,610	16.0%
Agricultural		-	0.0%		-	0.0%		-	0.0%
Commercial & Industrial		93,619	9.9%		20,329	5.1%		113,948	8.5%
Consumer		239,820	25.3%		3,785	1.0%		243,605	18.1%
Other Loans and (Unearned Income)		65,685	6.9%		(1,074)	-0.3%		64,611	4.8%
Gross Loans and Leases	**$**	**947,997**	**100.0%**	**$**	**396,630**	**100.0%**	**$**	**1,344,627**	**100.0%**

FSBW


Other
7%
C&D
17%
1 - 4
Family
29%
5+ Family
5%
Comm. RE
7%
C&I
10%
Consumer
25%

Yield on Loans: 5.66%

ANCB


C&I
5%
Consumer
1%
C&D
23%
1 - 4 Family
19%
5+ Family
14%
Comm. RE
38%

Yield on Loans: 5.80%

Pro Forma


Other
5%
C&D
19%
1 - 4 Family
26%
5+ Family
8%
Comm. RE
16%
C&I
8%
Consumer
18%

Yield on Loans: 5.70%

Note: Loan composition reflects bank level data from the 6/30/2018 Call Report
(1) Total loans shown pro forma as of June 30, 2018, excludes purchase accounting and other merger related adjustments.
(2) Bank only report data. 1-4 Family includes Held for Sale loans.

1ST SECURITY BANK

FS BANCORP, INC.

DEPOSIT PORTFOLIO COMPOSITION AND COMPARISON

Dollars in Thousands At June 30, 2018	FSBW [2]			ANCB [2]			Pro Forma [1]		
Non-Interest Bearing	$	197,808	22.4%	$	61,063	16.8%	$	258,871	20.7%
Interest-DDA, MM, Savings		416,796	47.2%		137,734	37.8%		554,530	44.4%
CDs < $100K		144,755	16.4%		63,601	17.5%		208,356	16.7%
CDs > $100K		124,548	14.1%		101,876	28.0%		226,424	18.1%
Total Deposits	**$**	**883,907**	**100.0%**	**$**	**364,274**	**100.0%**	**$**	**1,248,181**	**100.0%**

FSBW



Non-Interest Bearing 23%
Interest-DDA, MM, Savings 47%
CDs < $100K 16%
CDs > $100K 14%

Cost of Deposits: 0.65%

ANCB



Non-Interest Bearing 17%
Interest-DDA, MM, Savings 38%
CDs < $100K 17%
CDs > $100K 28%

Cost of Deposits: 1.20%

Pro Forma



Non-Interest Bearing 21%
Interest-DDA, MM, Savings 44%
CDs < $100K 17%
CDs > $100K 18%

Cost of Deposits: 0.81%

Source: Call Report Data

Note: Deposit composition reflects bank level data

(1) Total deposits shown pro forma as of June 30, 2018, excludes purchase accounting and other merger related adjustments and 1-4 Family includes HFS

(2) Call report data. Bank only financials.

VIBRANT BANKING MARKETS

Prominent Firms Headquartered in the Puget Sound[1]

amazon
Microsoft
Costco Wholesale
Weyerhaeuser
Nordstrom
Russell Investments
PACCAR
Alaska
Expedia
Zillow GROUP

Market Demographics[2]

	Puget Sound	Aggregate Franchise	State of Washington	Aggregate National
FSBW Branch Information				
Number of Offices	7	13	13	13
Market Deposits ($000s)	555,658	793,087	793,087	793,087
Population				
Total Pop. (#)	3,885,514	4,263,173	7,445,877	326,533,070
Proj. Pop. Growth ('18-'23) (%)	6.7	6.6	6.0	3.5
Household Metrics				
Income $200k+ (#)	191,303	200,166	254,217	9,119,335
Median Income ($)	82,186	76,054	69,697	61,045
Proj. HH Inc. Growth ('18-'23) (%)	12.0	11.6	9.8	8.9

Includes Admin Branch

Robust and Thriving Puget Sound Market

- Seattle is the #2 best tech city in the U.S.[3]
- 136,910 tech jobs in Seattle with an average wage per employee of $113,906[3]
- Seattle is the most educated city in the nation[3]
- Home to the Port of Seattle and Tacoma which are each one of the ten largest ports in the U.S.[4]
- Significant manufacturing presence: Boeing currently builds forty-two 737 planes each month and Paccar has a 180,000 sq. ft. U.S. parts distribution center

(1) Puget Sound is defined as the Seattle-Tacoma-Bellevue MSA
(2) SNL Financial as of 6/30/2018
(3) CBRE (2017)
(4) Logistics Management (2017)

LARGEST SNOHOMISH COUNTY BANK

Banks Headquartered in Snohomish County: 12/31/2008

Assets	Bank
$4.1B*	Frontier Bank
$1.6B*	Cascade Financial Corporation
$1.3B*	CityBank
$520M*	Golf Savings Bank
$350M*	North County Bank
$255M	1st Security Bank
$243M	Coastal Community Bank
$207M*	First Heritage Bank
$206M	The Bank of Washington
$185M*	Prime Pacific Bank
$149M	Pacific Crest Savings Bank
$133M	Mountain Pacific Bank
$123M	UniBank
$45M*	Bank of Everett

Banks Headquartered in Snohomish County: 6/30/2018

As of 6/30/2018, only publicly traded bank headquartered in Snohomish County

Assets	Bank
$1.1B (1)	1st Security Bank
$830M (2)	Coastal Community Bank
$289M (1)	UniBank
$414M (1)	Mountain Pacific Bank
$229M (2)	Pacific Crest Savings Bank
$206M (1)	The Bank of Washington

*Denotes a financial institution no longer headquartered in Snohomish County
Note: Dollar amount represents assets
Source: FFIEC Central Data Repository's Public Bank Data Distribution web site & SNL Financial
(1) As of 6/30/2018
(2) As of 3/31/2018

STRATEGIC PLAN SINCE CONVERSION

- ✓ Expansion of commercial business lending program
- ✓ Increase in-house originations of residential mortgage loans which are primarily sold into the secondary market through the mortgage banking platform and commercial real estate lending
- ✓ Maintaining and improving asset quality
- ✓ Emphasize lower cost core deposits to reduce the costs of funding growth
- ✓ Offer a wide range of products and services to meet our customers' banking needs
- ✓ Expand into new markets based on current product offerings

FINANCIAL PERFORMANCE

SECOND QUARTER 2018 HIGHLIGHTS

Financial Highlights for Q2 2018	▪ Total assets of $1.1 billion ▪ Gross loans of $893.8 million ▪ Net income of $4.3 million
Q2 2018 QTD	▪ Diluted earnings per share of $1.13 ▪ Tangible book value per share of $34.98 (1) ▪ Announced twenty-second quarterly cash dividend of $0.14 per share
Selected Performance Ratios	▪ ROAA of 1.58% (2) ▪ ROAE of 13.57% (2) ▪ Net Interest Margin of 4.58% ▪ Efficiency Ratio of 69.24%
Credit Quality Ratios	▪ Non-performing Assets (NPAs) as a percentage of assets of 0.06% ▪ Allowance as a percentage of gross loans of 1.29%
Capital Position	▪ Currently, all Bank Holding Company (BHC) and Bank ratios are above those to be considered "Well-Capitalized"

(1) Non-GAAP financial measure. See appendix for reconciliation to book value per share (GAAP)
(2) Annualized

FRANCHISE GROWTH

- Gained access to the Olympic Peninsula market through our branch acquisition which provided deposit fuel for lending growth
- Ability to expand commercial real estate lending, including "in-city" construction in a rapidly growing Seattle-area marketplace
- Personnel and systems in place to manage over $1.1 billion in assets
- Announced Anchor acquisition allows growth in contiguous markets


Total Assets ($M)
$359
$419
$510
$678
$828
$982
$1B
$1.1B
2012
2013
2014
2015
2016
2017
Q1 18
Q2 18

LOAN PORTFOLIO SUMMARY

Gross Loans and Loan Yield ($M) (1)


7.27%
7.00%
6.67%
6.20%
5.78%
5.80%
5.80%
5.84%
$289
$297
$419
$555
$656
$827
$869
$949
2012
2013
2014
2015
2016
2017
Q1 18
Q2 18

Loan Composition at June 30, 2018

Total Gross Loans (excl. HFS): $894M


Commercial 7%
Construction and development 18%
Home equity 3%
One-to-four-family (excludes loans held for sale) 20%
Multi-family 5%
Indirect home improvement and Other consumer 27%
Commercial and industrial 12%
Warehouse lending 8%

Source: SNL Financial
(1) Loans, net of deferred fees, costs, and includes HFS
(2) Other consumer includes solar and marine loans

CONSUMER LENDING

Q2 2018 Highlights

- $239.9 million outstanding
- $42.5 million in dealer originations
  - Up 39% from comparable Q2 2017
- Average Yield of 7.15%, down from 7.27% in Q1 2018
- Top 10 dealers accounted for $21.1 million (50%) of loan originations

Q2 2018 Dealer Production by State


Idaho
3%
Colorado & AZ
2%
California
21%
Washington
43%
Oregon
31%

2009 vs. Q2 2018 Portfolio Credit Quality


2009
Q2'18
16.50%
6.90%
23.20%
18.80%
60.30%
74.00%
<680
680-719
720+

Origination FICO Scores

Portfolio Characteristics


Auto + Recreational
0.0%
Other
1.0%
Marine
20%
Indirect Home Improvement
61%
Solar
18%

HOME LENDING

Q2 2018 Highlights

- One-to-four family loans originated increased $22.0 million, or 12.9%, to $192.2 million, compared to $170.2 million for the preceding quarter
- Loan Sales: $160.6 million in Q2 2018
- Purchase production was 81.5% of 1-4 family loan originations versus 18.5% for refinance production during Q2'18, compared to 81.1% and 18.9% during Q2 '17, respectively
- Increase in originations and purchase activity can be primarily attributed to the strong home purchase demand in the Pacific Northwest

Q2 2018 Mortgage Servicing

- Long-term servicing unpaid principal balance: $952.3 million and 3,413 loans
- Production in notional servicing: $84.6 million

Quarterly Closed Volume & Cash Margin on Loans Sold


$131.6
$195.5
$165.4
$127.4
$138.0
$211.9
$232.9
$187.8
$142.6
$216.8
$244.1
$206.8
$155.0
$160.6
2.45%
2.73%
2.57%
2.46%
2.35%
2.51%
2.53%
2.95%
2.98%
2.32%
2.43%
2.43%
2.60%
2.53%
Q1 15
Q2 15
Q3 15
Q4 15
Q1 16
Q2 16
Q3 16
Q4 16
Q1 17
Q2 17
Q3 17
Q4 17
Q1 18
Q2 18

Note: Quarterly closed volume is listed in millions

1ST SECURITY BANK

FS BANCORP, INC.

COMMERCIAL BUSINESS LENDING

Q2 2018 Commercial & Industrial

- Commercial and Industrial commitments were $275.7 million
- Outstanding balances were $177.6 million as of 6/30/2018 relative to $152.2 million at 3/31/2018
- $25.4 million of quarter over sequential quarter changes in commercial business lending was largely associated with the purchase of the guaranteed portion of U.S. Small Business Association/USDA loans, and increases in Construction WH line of credit usage

Q2 2018 Product Mix

Outstanding C&I Balance: $177.6 million


Const. WH (1)
$60,318
34%
Other C&I Loans
$110,962
62%
Mtg. WH
$6,363
4%

(1) WH = Warehouse

CONSTRUCTION & DEVELOPMENT LENDING

Q2 2018 Highlights

- $245.7 million committed
- $160.5 million outstanding
- 6.365% average coupon rate
- Majority of originations in King County
- Focus on in-city, infill speculative lending to a select group of relationship customers

Quarterly C&D Loans Outstanding ($M)


$15.0
$18.5
$24.5
$31.9
$39.1
$43.2
$43.1
$41.6
$39.4
$40.7
$51.4
$57.8
$70.6
$63.6
$78.0
$80.8
$76.7
$76.9
$90.5
$94.8
$104.9
$119.7
$129.4
$143.1
$143.6
$160.5
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Q1 2015
Q2 2015
Q3 2015
Q4 2015
Q1 2016
Q2 2016
Q3 2016
Q4 2016
Q1 2017
Q2 2017
Q3 2017
Q4 2017
Q1 2018
Q2 2018

1ST SECURITY BANK

FS BANCORP, INC.

ASSET QUALITY IMPROVEMENT

Non-performing Assets ($M)[1]



$4.1
$3.2
$0.4
$1.0
$0.7
$1.0
$0.7
$0.6
1.13%
0.77%
0.08%
0.15%
0.09%
0.11%
0.00%
0.00%
2012
2013
2014
2015
2016
2017
Q1 18
Q2 18

Net Charge-offs (Recoveries) / Average Loans



1.03%
0.63%
0.24%
0.11%
(0.00)%
0.03%
(0.02)%
(0.01)%
2012
2013
2014
2015
2016
2017
Q1 18
Q2 18

(1) Non-performing assets consists of non-performing loans (which include non-accruing loans and accruing loans more than 90 days past due), foreclosed real estate and other repossessed assets

DEPOSIT COMPOSITION AND GROWTH

June 30, 2018

Total Deposits: $870.1 million


Certificates of deposits over $250,000 5%
Certificates of deposits under $250,000 26%
(1)
Noninterest-bearing checking 21%
Interest-bearing checking 15%
MMDA and Savings 33%

Total Deposits ($M) and Cost of Deposits (%)


$289
$337
$420
$485
(2)
$713
$830
$857
$870
0.82%
0.64%
0.67%
0.69%
0.48%
0.50%
0.59%
0.69%
2012
2013
2014
2015
2016
2017
Q1 18
Q2 18

(1) Noninterest-bearing checking includes escrow accounts related to mortgages serviced
(2) Branch acquisition during Q1 2016

POSITIVE INCOME STATEMENT TRENDS

Net Income ($M)


$5.3
$3.9
$4.5
$8.9
$10.5
$14.1
$4.3
$4.3
2012 (1)
2013
2014
2015
2016
2017
Q1 18
Q2 18

(1) Includes DTA provision reversal of $2.3M

Total Revenues ($M)


$70.0
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
$22.6
$28.5
$32.2
$45.6
$57.4
$64.6
$16.5
$17.5
2012
2013
2014
2015
2016
2017
Q1 18
Q2 18
Net Interest Income
Non-Interest Income
TOTAL REVENUE

Total Expenses ($M)


Non-Interest Expense
$16.5
$20.4
$23.9
$28.8
$38.9
$44.0
$11.0
$12.0
2012
2013
2014
2015
2016
2017
Q1 18
Q2 18

SELECTED PERFORMANCE RATIO TRENDS

ROAA


1.01%
1.00%
1.52%
1.31%
1.48%
1.72%
1.58%
2013
2014
2015
2016
2017
Q1 18
Q2 18

ROAE


6.43%
7.19%
12.73%
13.84%
12.25%
14.28%
13.57%
2013
2014
2015
2016
2017
Q1 18
Q2 18

Efficiency Ratio


71.52%
74.29%
64.95%
67.78%
66.95%
66.80%
69.24%
2013
2014
2015
2016
2017
Q1 18
Q2 18

Net Interest Margin [(1)]


5.33%
5.12%
5.01%
4.43%
4.72%
4.76%
4.58%
2013
2014
2015
2016
2017
Q1 18
Q2 18

(1) Net interest margin on a tax equivalent basis

1ST SECURITY BANK

FS BANCORP, INC.

BUILDING STOCKHOLDER VALUE

Diluted Earnings Per Share



$1.76
$1.29
$1.52
$2.93
$3.51
$4.28
$1.15
$1.13
2012
2013
2014
2015
2016
Q4 17
Q1 18
Q2 18

Reported Tangible Book Value Per Share[(1)]



$19.92
$20.55
$22.48
$25.18
$26.91
$33.44
$34.21
$34.98
2012
2013
2014
2015
2016
2017
Q1 18
Q2 18

(1) Non-GAAP financial measure. See appendix for reconciliation to book value per share (GAAP)

CAPITAL STRATEGY

Franchise Growth

- Continue organic asset growth across our diverse group of lending channels
- Expand commercial business lending including construction lending inline with regulatory guidance for oversight on construction concentrations above 100% of total risk-based capital
- Continue to invest in the Bank's business lending platform and Small Business Administration lending
- Focus on core deposit generation to fund asset growth including the announced Anchor Acquisition

Dividends

- Will pay twenty-second consecutive quarterly cash dividend on August 23, 2018
- Dividend of $0.14 per share

Shareholder Value

- Continue to focus on increasing shareholder value through our business plan execution

INVESTMENT HIGHLIGHTS

- Seasoned management team with deep local market knowledge
- Robust, diversified growth in consumer, commercial, and real estate lending
- Stable core deposit growth
- Strong profitability metrics
- Excellent credit quality
- Attractive core banking markets

CONTACT INFORMATION

Joe Adams	**Matthew Mullet**
joea@fsbwa.com	**mattm@fsbwa.com**
Chief Executive Officer	**Chief Financial Officer**
(425) 697-8048	**(425) 697-8026**

Administrative Center
6920 220th Street Southwest
Mountlake Terrace, Washington 98043

1ST SECURITY BANK

FS BANCORP, INC.

APPENDIX

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES

Non-GAAP Financial Measures

This presentation includes unaudited non-GAAP financial measures, including tangible book value per share. We present non-GAAP financial measures herein because our management believes that such information provides useful information about our operating performance. Non-GAAP financial measures do not have any standardized meaning and are therefore unlikely to be comparable to similar measures presented by other companies. The presentation of non-GAAP financial measures is not intended to be a substitute for, and should not be considered in isolation from, the financial measures reported in accordance with GAAP.

($ in 000's)	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017
Stockholders' equity	$ 129,371	$ 125,442	$ 122,002	$ 118,239	$ 88,824	$ 83,964
Goodwill and core deposit intangible, net	(3,476)	(3,552)	(3,629)	(3,729)	(3,829)	(3,929)
Tangible common stockholders' equity	$ 125,895	$ 121,890	$ 118,373	$ 114,510	$ 84,995	$ 80,035
Common shares outstanding at end of period	3,599,516	3,563,006	3,539,626	3,527,896	2,921,681	2,874,878
Common stockholders' equity (book value) per share (GAAP)	$ 35.94	$ 35.21	$ 34.47	$ 33.52	$ 30.40	$ 29.21
Tangible common stockholders' equity (tangible book value)*	$ 34.98	$ 34.21	$ 33.44	$ 32.46	$ 29.09	$ 27.84

*Per share (non-GAAP)

Source: SEC Filings

($ in 000's)	June 30, 2018	March 31, 2018	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014
Stockholders' equity	$ 129,371	$ 125,442	$ 122,002	$ 81,033	$ 75,340	$ 65,836
Common shares outstanding at end of period	3,599,516	3,563,006	3,539,626	2,861,135	2,991,910	2,929,073
Common stockholders' equity (book value) per share (GAAP)	$ 35.94	$ 35.21	$ 34.47	$ 28.32	$ 25.18	$ 22.48

Source: SEC Filings